Exhibit 99.1

Saga Communications, Inc. Reports 3rd Quarter 2016 Results

Net Revenue increased 6.8%

GROSSE POINTE FARMS, Mich., Nov. 8, 2016 /PRNewswire/ -- Saga Communications, Inc. (NYSE MKT: SGA) today reported net revenue increased 6.8% to $36.1 million for the quarter ended September 30, 2016. Operating Income increased 43.5% to $9.3 million. Station operating expense increased 4.7% to $25.5 million (station operating expense includes depreciation and amortization attributable to the stations). Free cash flow was flat at $5.4 million. Same Station net revenue increased 2.2% to $33.9 million and same station operating expense was flat at $23.9 million. Net income for the period was $5.4 million ($0.92 per fully diluted share compared to $0.53 for the same period last year).

Net Revenue increased 8.3% to $105.3 million for the nine months ended September 30, 2016. Free cash flow increased 14.2% to $16.8 million. Station operating expense increased 5.8% to $75.6 million (station operating expense includes depreciation and amortization attributable to the stations). Operating income increased 29.8% to $23.1 million. Net income for the six-month period was $13.3 million ($2.26 per fully diluted share compared to $1.67 for the same period last year).

Capital expenditures were $1.6 million in the 3rd quarter compared to $2.2 million for the same period last year and $4.2 million for the nine-month period compared to $4.4 million last year. The Company expects to spend approximately $5.0 million to $5.5 million for capital expenditures during 2016.

Saga's 2016 3rd Quarter conference call will be on Tuesday, November 8, 2016 at 11:00 a.m. EST. The dial-in number for the call is (612) 234-9959. A transcript of the call will be posted to the Company's website as soon as it is available after the call.

The Company requests that all parties that have a question that they would like to submit to the Company to please email the inquiry by 10:00 a.m. EST on November 8, 2016 to SagaIR@sagacom.com. The Company will discuss, during the limited period of the conference call, those inquiries it deems of general relevance and interest. Only inquiries made in compliance with the foregoing will be discussed during the call.

The attached Selected Supplemental Financial Data tables disclose "actual", "same station" and "proforma" information by segment as well as the Company's trailing 12 month consolidated EBITDA. The "actual" amounts reflect our historical financial results and include the results of operations for stations that we did not own for the entire comparable period. The "same station" amounts reflect only the results of operations for stations that we owned for the entire comparable period. The "proforma" amounts assume all acquisitions in 2015 and 2016 occurred as of January 1, 2015.

Saga utilizes certain financial measures that are not calculated in accordance with generally accepted accounting principles (GAAP) to assess its financial performance. Such non-GAAP measures include same station financial information, free cash flow, trailing 12 month consolidated EBITDA, and leverage ratio. These non-GAAP measures are generally recognized by the broadcasting industry as measures of performance and are used by Saga to assess its financial performance including, but not limited to, evaluating individual station and market-level performance, evaluating overall operations, as a primary measure for incentive based compensation of executives and other members of management and as a measure of financial position. Saga's management believes these non-GAAP measures are used by analysts who report on the industry and by investors to provide meaningful comparisons between broadcasting groups, as well as an indicator of their market value. These measures are not measures of liquidity or of performance in accordance with GAAP, and should be viewed as a supplement to and not as a substitute for the results of operations presented on a GAAP basis including net operating revenue, operating income, and net income. Reconciliations for all of the non-GAAP financial measures to the most directly comparable GAAP measure are attached in the Selected Consolidated and Supplemental Financial Data tables.

This press release contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as "believes," "expects," "anticipates," "guidance" and similar expressions are intended to identify forward-looking statements. Key risks, including risks associated with Saga's ability to effectively integrate the stations it acquires and the impact of federal regulation on Saga's business, are described in the reports Saga periodically files with the U.S. Securities and Exchange Commission, including Item 1A of our Annual Report on Form 10-K. Readers should note that these statements may be impacted by several factors, including national and local economic changes and changes in the radio and television broadcast industry in general, as well as Saga's actual performance. Results may vary from those stated herein and Saga undertakes no obligation to update the information contained here.

Saga is a broadcasting company whose business is devoted to acquiring, developing and operating broadcast properties. Saga owns or operates broadcast properties in 26 markets, including 67 FM and 32 AM radio stations, 4 television stations and 5 low-power television stations. For additional information, contact us at (313) 886-7070 or visit our website at www.sagacom.com.

Saga Communications, Inc.
Selected Consolidated Financial Data
For The Three and Nine Months Ended
September 30, 2016 and 2015
(amounts in 000's except per share data)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
Operating Results
Net operating revenue	$ 36,119	$ 33,831	$ 105,302	$ 97,250
Station operating expense	25,459	24,324	75,564	71,400
Corporate general and administrative	2,728	2,577	8,065	7,642
Other operating (income) expense	(1,393)	433	(1,385)	447
Operating income	9,325	6,497	23,058	17,761
Interest expense	196	229	574	714
Write-off of debt issuance costs	-	557	-	557
Other income	-	-	-	(417)
Income before income tax expense	9,129	5,711	22,484	16,907
Income tax expense	3,715	2,599	9,235	7,190
Net income	$ 5,414	$ 3,112	$ 13,249	$ 9,717

Earnings Per Share
Basic	$ 0.92	$ 0.54	$ 2.26	$ 1.68
Diluted	$ 0.92	$ 0.53	$ 2.26	$ 1.67

Weighted average common shares	5,755	5,724	5,753	5,708
Weighted average common and common
equivalent shares	5,764	5,752	5,762	5,749

Free Cash Flow
Net income	$ 5,414	$ 3,112	$ 13,249	$ 9,717
Plus: Depreciation and amortization:
Station	1,733	1,642	5,138	4,692
Corporate	69	89	207	234
Write-off of debt issuance costs	-	557	-	557
Deferred tax provision	675	1,464	2,165	2,730
Non-cash compensation	536	373	1,594	1,200
Other operating (income) expense	(1,393)	433	(1,385)	447
Other income	-	-	-	(417)
Less: Capital expenditures	(1,599)	(2,173)	(4,149)	(4,427)
Free cash flow	$ 5,435	$ 5,497	$ 16,819	$ 14,733

			September 30,
			2016	2015
Balance Sheet Data
Working capital			$ 34,012	$ 29,910
Net fixed assets			$ 57,627	$ 58,997
Net intangible assets and other assets			$ 110,847	$ 98,780
Total assets			$ 217,803	$ 204,162
Long-term debt (including current
portion of $1,078 and $0, respectively)			$ 36,365	$ 36,365
Stockholders' equity			$ 133,223	$ 121,884

Saga Communications, Inc.
Selected Supplemental Financial Data
For the Three Months Ended
September 30, 2016 and 2015
(amounts in 000's except per share data)
(Unaudited)

	Actual		Same Station (1)		Pro Forma (2)
	Three Months Ended		Three Months Ended		Three Months Ended
	September 30,		September 30,		September 30,
	2016	2015	2016	2015	2016	2015
Consolidated
Net operating revenue	$ 36,119	$ 33,831	$ 33,848	$ 33,134	$ 36,119	$ 35,510
Station operating expense	25,459	24,324	23,878	23,760	25,459	25,607
Corporate general and administrative	2,728	2,577	2,728	2,577	2,728	2,577
Other operating (income) expense	(1,393)	433	(1,393)	31	(1,393)	433
Operating income	9,325	6,497	8,635	6,766	9,325	6,893
Interest expense	196	229			196	229
Write-off of debt issuance costs	-	557			-	557
Income before income tax expense	9,129	5,711			9,129	6,107
Income tax expense	3,715	2,599			3,715	2,761
Net income	$ 5,414	$ 3,112			$ 5,414	$ 3,346
Earnings per share:
Basic	$ 0.92	$ 0.54			$ 0.92	$ 0.58
Diluted	$ 0.92	$ 0.53			$ 0.92	$ 0.57

	Actual		Same Station (1)		Pro Forma (2)
	Three Months Ended		Three Months Ended		Three Months Ended
	September 30,		September 30,		September 30,
	2016	2015	2016	2015	2016	2015
Radio Segment
Net operating revenue	$ 29,878	$ 28,536	$ 27,607	$ 27,839	$ 29,878	$ 30,215
Station operating expense	21,775	20,825	20,194	20,261	21,775	22,108
Other operating (income) expense	(1,393)	400	(1,393)	(2)	(1,393)	400
Operating income	$ 9,496	$ 7,311	$ 8,806	$ 7,580	$ 9,496	$ 7,707

	Actual		Same Station (1)		Pro Forma (2)
	Three Months Ended		Three Months Ended		Three Months Ended
	September 30,		September 30,		September 30,
	2016	2015	2016	2015	2016	2015
Television Segment
Net operating revenue	$ 6,241	$ 5,295	$ 6,241	$ 5,295	$ 6,241	$ 5,295
Station operating expense	3,684	3,499	3,684	3,499	3,684	3,499
Other operating (income) expense	-	33	-	33	-	33
Operating income	$ 2,557	$ 1,763	$ 2,557	$ 1,763	$ 2,557	$ 1,763

	Actual		Same Station (1)		Pro Forma (2)
	Three Months Ended		Three Months Ended		Three Months Ended
	September 30,		September 30,		September 30,
	2016	2015	2016	2015	2016	2015
Depreciation and amortization
by segment
Radio Segment	$ 1,363	$ 1,295	$ 1,139	$ 1,200	$ 1,363	$ 1,405
Television Segment	370	347	370	347	370	347
Corporate and Other	69	89	69	89	69	89
	$ 1,802	$ 1,731	$ 1,578	$ 1,636	$ 1,802	$ 1,841

(1)	Same station includes only the results of stations we owned and operated for the entire comparable period.
(2)	Pro Forma results assume all acquisitions in 2015 and 2016 occurred as of January 1, 2015.

Saga Communications, Inc.
Selected Supplemental Financial Data
For the Nine Months Ended
September 30, 2016 and 2015
(amounts in 000's except per share data)
(Unaudited)

	Actual		Same Station (1)		Pro Forma (2)
	Nine Months Ended		Nine Months Ended		Nine Months Ended
	September 30,		September 30,		September 30,
	2016	2015	2016	2015	2016	2015
Consolidated
Net operating revenue	$ 105,302	$ 97,250	$ 99,083	$ 96,090	$ 105,302	$ 103,271
Station operating expense	75,564	71,400	71,050	70,268	75,579	76,032
Corporate general and administrative	8,065	7,642	8,065	7,642	8,065	7,642
Other operating (income) expense	(1,385)	447	(1,395)	41	(1,385)	447
Operating income	23,058	17,761	21,363	18,139	23,043	19,150
Interest expense	574	714			574	714
Write-off of debt issuance costs	-	557			-	557
Other income	-	(417)			-	(417)
Income before income tax expense	22,484	16,907			22,469	18,296
Income tax expense	9,235	7,190			9,229	7,759
Net income	$ 13,249	$ 9,717			$ 13,240	$ 10,537
Earnings per share:
Basic	$ 2.26	$ 1.68			$2.26	$1.82
Diluted	$ 2.26	$ 1.67			$2.26	$1.81

	Actual		Same Station (1)		Pro Forma (2)
	Nine Months Ended		Nine Months Ended		Nine Months Ended
	September 30,		September 30,		September 30,
	2016	2015	2016	2015	2016	2015
Radio Segment
Net operating revenue	$ 88,208	$ 81,829	$ 81,989	$ 80,669	88,208	87,850
Station operating expense	64,757	61,066	60,243	59,934	64,772	65,698
Other operating (income) expense	(1,388)	414	(1,398)	8	(1,388)	414
Operating income	$ 24,839	$ 20,349	$ 23,144	$ 20,727	$ 24,824	$ 21,738

	Actual		Same Station (1)		Pro Forma (2)
	Nine Months Ended		Nine Months Ended		Nine Months Ended
	September 30,		September 30,		September 30,
	2016	2015	2016	2015	2016	2015
Television Segment
Net operating revenue	$ 17,094	$ 15,421	$ 17,094	$ 15,421	17,094	15,421
Station operating expense	10,807	10,334	10,807	10,334	10,807	10,334
Other operating (income) expense	3	33	3	33	3	33
Operating income	$ 6,284	$ 5,054	$ 6,284	$ 5,054	$ 6,284	$ 5,054

	Actual		Same Station (1)		Pro Forma (2)
	Nine Months Ended		Nine Months Ended		Nine Months Ended
	September 30,		September 30,		September 30,
	2016	2015	2016	2015	2016	2015
Depreciation and amortization
by segment
Radio Segment	$ 4,115	$ 3,676	$ 3,471	$ 3,565	$ 4,130	$ 4,202
Television Segment	1,023	1,016	1,023	1,016	1,023	1,016
Corporate and Other	207	234	207	234	207	234
	$ 5,345	$ 4,926	$ 4,701	$ 4,815	$ 5,360	$ 5,452

(1)	Same station includes only the results of stations we owned and operated for the entire comparable period.
(2)	Pro Forma results assume all acquisitions in 2015 and 2016 occurred as of January 1, 2015.

Saga Communications, Inc.
Selected Supplemental Financial Data
September 30, 2016
(amounts in 000's except ratios)
(Unaudited)

		Less:	Plus:		Trailing
	12 Mos Ended	9 Mos Ended	9 Mos Ended	Add:	12 Mos Ended
	December 31,	September 30,	September 30,	Proforma	September 30,
	2015	2015	2016	Acquisitions	2016
Trailing 12 Month Consolidated Earnings Before Interest,
Taxes, Depreciation and Amortization ("EBITDA") (1)
Net income	$ 13,414	$ 9,717	$ 13,249	$ 38	$ 16,984
Exclusions:
Gain (loss) on sale of assets	(541)	(447)	1,385	-	1,291
Gain on insurance claim	417	417	-	-	-
Impairment of intangible assets	(874)	-	-	-	(874)
Write-off of debt issuance costs	(557)	(557)	-	-	-
Other	119	147	236	-	208
Total exclusions	(1,436)	(440)	1,621	-	625
Consolidated adjusted net income (1)	14,850	10,157	11,628	38	16,359
Plus: Interest expense	888	714	574	-	748
Income tax expense	9,640	7,190	9,235	27	11,712
Depreciation & amortization expense	6,824	4,926	5,345	59	7,302
Amortization of television syndicated programming contracts	637	479	467	-	625
Non-cash stock based compensation expense	1,655	1,200	1,594	-	2,049
Less: Cash television programming payments	(635)	(476)	(466)	-	(625)
Trailing twelve month consolidated EBITDA (1)	$ 33,859	$ 24,190	$ 28,377	$ 124	$ 38,170

Total long-term debt, including current maturities					$ 36,365
Divided by trailing twelve month consolidated EBITDA (1)					38,170
Leverage ratio					0.95

(1) As defined in the Company's credit facility.

Saga Communications, Inc.
Selected Financial Data Non-GAAP Disclosures
For the Three Months Ended
September 30, 2016 and 2015
(amounts in 000's)
(Unaudited)

Reconciliation of Actual Information to Same Station Operating Income

		Adjustment			Adjustment
	Actual	For Acquisitions	Same Station	Actual	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	September 30,	Entire Comparable	September 30,	September 30,	Entire Comparable	September 30,
	2016	Period	2016	2015	Period	2015
Consolidated
Net operating revenue	$ 36,119	$ (2,271)	$ 33,848	$ 33,831	$ (697)	$ 33,134
Station operating expense	25,459	(1,581)	23,878	24,324	(564)	23,760
Corporate general and administrative	2,728	-	2,728	2,577	-	2,577
Other operating (income) expense	(1,393)	-	(1,393)	433	(402)	31
Operating income	$ 9,325	$ (690)	$ 8,635	$ 6,497	$ 269	$ 6,766

Depreciation and amortization	$ 1,802	$ (224)	$ 1,578	$ 1,731	$ (95)	$ 1,636

		Adjustment			Adjustment
	Actual	For Acquisitions	Same Station	Actual	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	September 30,	Entire Comparable	September 30,	September 30,	Entire Comparable	September 30,
	2016	Period	2016	2015	Period	2015
Radio Segment
Net operating revenue	$ 29,878	$ (2,271)	$ 27,607	$ 28,536	$ (697)	$ 27,839
Station operating expense	21,775	(1,581)	20,194	20,825	(564)	20,261
Other operating (income) expense	(1,393)	-	(1,393)	400	(402)	(2)
Operating income	$ 9,496	$ (690)	$ 8,806	$ 7,311	$ 269	$ 7,580

Depreciation and amortization	$ 1,363	$ (224)	$ 1,139	$ 1,295	$ (95)	$ 1,200

		Adjustment			Adjustment
	Actual	For Acquisitions	Same Station	Actual	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	September 30,	Entire Comparable	September 30,	September 30,	Entire Comparable	September 30,
	2016	Period	2016	2015	Period	2015
Television Segment
Net operating revenue	$ 6,241	$ -	$ 6,241	$ 5,295	$ -	$ 5,295
Station operating expense	3,684	-	3,684	3,499	-	3,499
Other operating (income) expense	-	-	-	33	-	33
Operating income	$ 2,557	$ -	$ 2,557	$ 1,763	$ -	$ 1,763

Depreciation and amortization	$ 370	$ -	$ 370	$ 347	$ -	$ 347

Saga Communications, Inc.
Selected Financial Data Non-GAAP Disclosures
For the Nine Months Ended
September 30, 2016 and 2015
(amounts in 000's)
(Unaudited)

Reconciliation of Actual Information to Same Station Operating Income

		Adjustment			Adjustment
	Actual	For Acquisitions	Same Station	Actual	For Acquisitions	Same Station
	Nine Months	and Dispositions	Nine Months	Nine Months	and Dispositions	Nine Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	September 30,	Entire Comparable	September 30,	September 30,	Entire Comparable	September 30,
	2016	Period	2016	2015	Period	2015
Consolidated
Net operating revenue	$ 105,302	$ (6,219)	$ 99,083	$ 97,250	$ (1,160)	$ 96,090
Station operating expense	75,564	(4,514)	71,050	71,400	(1,132)	70,268
Corporate general and administrative	8,065	-	8,065	7,642	-	7,642
Other operating (income) expense	(1,385)	(10)	(1,395)	447	(406)	41
Operating income	$ 23,058	$ (1,695)	$ 21,363	$ 17,761	$ 378	$ 18,139

Depreciation and amortization	$ 5,345	$ (644)	$ 4,701	$ 4,926	$ (111)	$ 4,815

		Adjustment			Adjustment
	Actual	For Acquisitions	Same Station	Actual	For Acquisitions	Same Station
	Nine Months	and Dispositions	Nine Months	Nine Months	and Dispositions	Nine Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	September 30,	Entire Comparable	September 30,	September 30,	Entire Comparable	September 30,
	2016	Period	2016	2015	Period	2015
Radio Segment
Net operating revenue	$ 88,208	$ (6,219)	$ 81,989	$ 81,829	$ (1,160)	$ 80,669
Station operating expense	64,757	(4,514)	60,243	61,066	(1,132)	59,934
Other operating (income) expense	(1,388)	(10)	(1,398)	414	(406)	8
Operating income	$ 24,839	$ (1,695)	$ 23,144	$ 20,349	$ 378	$ 20,727

Depreciation and amortization	$ 4,115	$ (644)	$ 3,471	$ 3,676	$ (111)	$ 3,565

		Adjustment			Adjustment
	Actual	For Acquisitions	Same Station	Actual	For Acquisitions	Same Station
	Nine Months	and Dispositions	Nine Months	Nine Months	and Dispositions	Nine Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	September 30,	Entire Comparable	September 30,	September 30,	Entire Comparable	September 30,
	2016	Period	2016	2015	Period	2015
Television Segment
Net operating revenue	$ 17,094	$ -	$ 17,094	$ 15,421	$ -	$ 15,421
Station operating expense	10,807	-	10,807	10,334	-	10,334
Other operating (income) expense	3	-	3	33	-	33
Operating income	$ 6,284	$ -	$ 6,284	$ 5,054	$ -	$ 5,054

Depreciation and amortization	$ 1,023	$ -	$ 1,023	$ 1,016	$ -	$ 1,016

CONTACT: Samuel D. Bush, 313/886-7070